                                                     DMP/TDB: 9/26/95







                       AGREEMENT OF PURCHASE AND SALE
                                  OF ASSETS

                                by and between

                          DPD MANUFACTURING, INC.,

                                 ("Seller")

                                    and

                           FALCON PRODUCTS, INC.

                                 ("Buyer")


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                      AGREEMENT OF PURCHASE AND SALE
                                 OF ASSETS

     THIS AGREEMENT OF PURCHASE AND SALE OF ASSETS ("Agreement") is made and entered into as of the 29th day of September, 1995, by and between DPD MANUFACTURING, INC., a California corporation ("Seller"), and FALCON PRODUCTS, INC., a Delaware corporation ("Buyer").

                      RECITALS AND CERTAIN DEFINITIONS
                      --------------------------------

     A. Seller owns all of the equipment and tooling used in the production of fiberglass products at 400, 410 and 420 Irwindale Avenue, Azusa.

     B. Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and subject to the conditions of this agreement, such equipment and tooling in exchange for the cash and other consideration of Buyer described herein.

     C. For purposes of this Agreement, the terms set forth below shall have the following meanings:

         "ASSETS" means the Equipment.

         "BILL OF SALE" is defined in Section 7(a)(i).

         "CASH EQUIVALENT" means a wire transfer of funds or other good and immediately available funds.

         "CLOSING" means the closing at which the transfer of the Assets shall take place as provided herein.

         "CLOSING DATE" is defined in Section 5.

         "EQUIPMENT" means all of the equipment and tooling of Seller used by Decor Concepts, Inc. in production of fiberglass products and located at the Real Property.

         "LEASE" means that certain lease between ACR Investments, Inc. as lessor and Decor Concepts, Inc. as lessee dated August 1, 1994 and assigned to Seller by assignment dated August 28, 1995, a copy of which is attached hereto as Exhibit B.

         "REAL PROPERTY" means the real property leased to Seller pursuant to the Lease and that certain property leased to Decor Concepts, Inc. located at 420 Irwindale Avenue, Azusa, California.

         The terms of this Agreement are as follows:

         1. Purchase of Sale. Seller agrees to sell to Buyer, and Buyer agrees
            ----------------
to purchase from Seller, the Assets upon the terms and conditions set forth in this Agreement.

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         2. Payment of Purchase Price. Subject to the prorations and
            -------------------------
adjustments provided for in this Agreement, the purchase price for the Assets to be transferred to Buyer hereunder shall be THREE HUNDRED THOUSAND DOLLARS ($300,000.00), payable in full by Buyer to Seller at the Closing in cash or Cash Equivalent.

         3. Other Obligations of Buyer. It is expressly understood and agreed
            --------------------------
that Buyer shall not be liable for any of the obligations or liabilities of Seller of any kind and nature other than those specifically assumed by Buyer under this Section 3.

            (a) Assumption of Lease. Buyer agrees to assume the Lease from
                -------------------
Seller as of the Closing, and at the Closing shall pay to Seller the security deposit thereunder.

            (b) Execution of New Lease. At the Closing, Buyer agrees to
                ----------------------
execute a new lease for the real property at 420 Irwindale Avenue, Azusa, California in the form attached hereto as Exhibit "C."

            (c) Sales and Use Taxes, Etc. Buyer shall pay all sales and use
                ------------------------
taxes arising out of the transfer of the Assets and shall pay its portion, prorated as of the Closing Date, of state and local personal property taxes of the Assets.

         4. Representations and Warranties.
            ------------------------------
            (a) Seller's Representations and Warranties. In addition to any
                ---------------------------------------
express agreements of Seller contained herein, the following constitute representations and warranties of Seller and shall be true and correct as of the Closing, and shall survive the Closing for a period of one year:

                (i) Power. Seller has the legal power, right and authority to
                    -----
            enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby.

                (ii) Requisite Action. All requisite corporate action has been
                     ----------------
            taken by Seller in connection with the entering into this Agreement and the instruments referenced herein, and the consummation of the transactions contemplated hereby.

                (iii) Authority. The individuals executing this Agreement and
                      ---------
            the instruments referenced herein on behalf of the Seller have the legal power, right and actual authority to bind Seller to the terms and conditions herein and thereof.

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                (iv) Title to Assets. Seller has good and marketable title to
                     ---------------
            all of the Assets, free and clear of all debts, claims, security interests, liens, encumbrances and other title retention agreements, pledges, assessments, covenants, restrictions and charges of every nature, except as set forth in Exhibit "A".

                (v) Litigation. There are no legal actions, arbitrations or
                    ----------
            other legal, administrative or governmental proceedings pending or, to the knowledge of Seller, threatened against Seller or the Assets which are reasonably likely to negatively affect the transfer of the Assets as contemplated hereunder or Buyer's use of the Assets following the Closing.

                (vi) Environmental Matters. To the best of its knowledge,
                     ---------------------
            Seller has complied in all material respects with all federal, state and local laws, statutes, rules and regulations relating to the environment or to occupational health and safety (the "Environmental Laws") applicable to the Assets. To the best of knowledge of Seller, there is no pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any governmental entity relating to any Environmental Law involving the Assets.

            (b) Buyer's Representations and Warranties. In addition to any
                --------------------------------------
express agreements of Buyer contained herein, the following constitute representations and warranties of Buyer and shall be true and correct as of the Closing, and shall survive the Closing for a period of one year:

                (i) Power. Buyer has the legal power, right and authority
                    -----
            to enter into this Agreement and the instruments referenced herein, and to consummate the transactions contemplated hereby.

                (ii) Requisite Action. All requisite corporate action has
                     -----------------
            been taken by Buyer in connection with the entering into this Agreement and the instruments referenced herein, and the consummation of the transactions contemplated hereby.

                (iii) Authority. The individuals executing this Agreement
                      ---------
            and the instruments referenced herein on behalf of the Buyer have the legal power, right and actual authority to bind Buyer to the terms and conditions herein and thereof.

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         5. Closing. The transfer of the Assets by Seller to Buyer (the
            -------
Closing) shall take place at the offices of Argue Pearson Harbison & Myers, 801
S. Flower Street , Los Angeles, California at 9:00 a.m. local time, on September 29, 1995 (the "Closing Date"), effective as of 11:59 p.m., September 30, 1995, or at such other time and place as the parties may agree to in writing.

         6. Conditions to the Closing.
            -------------------------

            (a) Conditions Precedent to Buyer's Obligations. The Closing and
                -------------------------------------------
Buyer's obligations with respect to the transaction contemplated by this Agreement are subject to:

                (i) Buyer's investigation of the state of title to and the condition of the Assets and Buyer's approval thereof based upon Buyer's investigations, tests, survey(s) and studies (including, title, zoning, building codes, environmental inspections, other governmental regulations, architectural inspections, engineering tests, economic feasibility studies and soils, seismic and geological reports and review of all items delivered to Buyer by Seller) with respect to the Assets as Buyer may elect to make or obtain. The costs of all such investigations, tests, survey(s) and studies conducted by Buyer shall be borne and paid by Buyer. In the event Buyer elects to terminate this Agreement or if this Agreement is otherwise terminated, Buyer agrees to deliver to Seller all documents, records, plans, contracts or other items which were delivered to Buyer by Seller. The preceding sentence shall survive any termination of this Agreement. Buyer's failure to disapprove such matters in writing on or prior to the Closing Date shall be deemed approval thereof.

               (ii) Seller's delivery of the items described in Section 7(a)
            hereof, not later than the Closing Date (unless otherwise provided).

               (iii) The delivery of possession of the Assets to Buyer on the Closing Date.

               (iv) The timely performance by Seller on or before the Closing
            Date of each and every undertaking and obligation of Seller under this Agreement, including the covenants and agreements of Seller hereunder, and all representations and warranties of Seller hereunder being true on and as of the Closing Date.

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               (v) The simultaneous closing of that certain Agreement of
            Purchase and Sale of Assets by and between Decor Concepts, Inc. and Buyer.

               (vi) Due execution of the new lease, the form of which is
            attached hereto as Exhibit "C".

            (b) Conditions Precedent to Seller's Obligations. The Closing and
                --------------------------------------------
Seller's obligations with respect to the transactions contemplated by this Agreement are subject to:

                (i) Buyer's delivery to Seller not later than the Closing
            Date of the documents described in Section 7(b) and the purchase price and other consideration in accordance with Section 2 of this Agreement.

               (ii) The timely performance by Buyer on or before the Closing
            Date of each and every undertaking and obligation of Buyer under this Agreement, including the covenants and agreements of Buyer hereunder, and all representations and warranties of Buyer hereunder being true on and as of the Closing Date.

               (iii) The simultaneous closing of that certain Agreement of
            Purchase and Sale of Assets by and between Decor Concepts, Inc. and Buyer.

               (iv) Due execution of the new lease, the form of which is
            attached hereto as Exhibit "C".

            (c) Failure of Conditions to Closing. In the event any of the
                --------------------------------
conditions set forth in Section 6(a) or Section 6(b) are not timely satisfied or are not waived, for a reason other than the material breach of Buyer or Seller under this Agreement:

               (i) This Agreement and the rights and obligations of Buyer and Seller shall terminate, except as otherwise provided herein;

               (ii) Each party shall return to the other any documents or funds of the other party held by them.

         7. Deliveries at Closing.
            ---------------------

            (a) Seller's Deliveries. Seller hereby covenants and agrees to
                -------------------
deliver or cause to be delivered to Buyer on or prior to the Closing Date the following instruments and documents, the delivery of each of which shall be a condition to the Closing:

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                (i) Bill of Sale. A Bill of Sale ("Bill of Sale"), in the
                    ------------
            form attached hereto as Exhibit D, duly executed by Seller, conveying to Buyer all of Seller's right, title and interest in and to the Equipment.

                (ii) Lease Assignment. An assignment of the Lease, properly
                     ----------------
            executed and acknowledged by Seller.

                (iii) Proof of Authority. Such proof of Seller's authority
                      ------------------
            and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may reasonably be required by Buyer.

            (b) Buyer's Deliveries. Buyer hereby covenants and agrees to
                ------------------
deliver to cause to be delivered to Seller on or prior to the Closing the following funds, instruments and documents, the delivery of each of which shall be a condition to the Closing:

                (i) Purchase Price. The Purchase Price as required by
                    --------------
            Section 2 of this Agreement.

                (ii) Documents. Duly executed counterparts of the Bill of
                     ---------
            Sale and the Lease Assignment (evidencing Buyer's assumption thereof in such form and substance as shall be reasonably acceptable to Seller).

                (iii) Proof of Authority. Such proof of Buyer's authority
                      ------------------
            and authorization to enter into this Agreement and the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer as may reasonably be required by Seller.

          8. Bulk Sale. Buyer waives compliance with the provisions of the
             ---------
California Commercial Code relating to bulk transfers in connection with this sale of assets. Nothing in this Section shall estop or prevent either Buyer or Seller from asserting as a bar or defense to any action or proceeding brought under that law that it does not apply to the sale contemplated under this agreement.

         9. Publicity. All notices to third parties (other than landlords) and
            ---------
all other publicity concerning the transactions contemplated by this agreement shall be jointly planned and

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coordinated by and between Buyer and Seller. No party shall act unilaterally in this regard without the prior written approval of the others; however, this approval shall not be unreasonably withheld or delayed.

        10 . Costs and Expenses. Each party shall pay all costs and expenses
           ------------------
incurred or to be incurred by it in negotiating and preparing this agreement and in closing and carrying out the transactions contemplated by this agreement.

        11. Prorations.
            ----------

            (a) General. Property taxes and assessments, and operating
                -------
expenses and other expenses, if any, arising from or affecting the Assets shall be prorated as of the Closing Date.

            (b) Taxes and Assessments. All non-delinquent property taxes and
                ---------------------
assessments on the Assets shall be prorated based on the actual most recent tax bill.

            (c) Operating Expenses. All utility service charges for
                ------------------
electricity, heat and air conditioning service, other utilities, common area maintenance, and other expenses incurred in connection with the Real Property that Seller customarily pays, and any other costs incurred in the ordinary course of business or the management and operation of the Assets, shall be prorated on an accrual basis. Seller shall pay all such expenses that accrue prior to the Closing Date and Buyer shall pay all such expenses accruing on the Closing Date and thereafter.

            (d) Method of Proration. Buyer and Seller agree to prepare a
                -------------------
schedule of tentative adjustments within a reasonable time after the Closing, but no later than thirty (30) days after the Closing in any event. Such adjustments if and to the extent known and agreed upon shall be paid by Buyer to Seller (if the prorations result in a net credit to the Seller) or by Seller to Buyer (if the prorations result in a net credit to the Buyer) in cash or Cash Equivalent.

        12. Reserved.
            --------

        13. Reserved.
            --------

        14. Reserved.
            --------

        15. Reserved.
            --------

        16. Additional Representations of Seller.
            ------------------------------------

            (a) Maintenance of the Assets. From and after the commencement of
                -------------------------
discussions with Buyer regarding this transaction and through the Closing Date, Seller has (i) operated, maintained

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and managed the Business in accordance with its present practices; and (ii)
discharged and complied with its obligations under the Lease to be assumed by Buyer.

            (b) Lease to be Assumed. From and after the commencement of
                -------------------
discussions with Buyer regarding this transaction and through the Closing Date, Seller has not amended, altered or modified the Lease in any material way.

        17. Notices. All notices or other communications required or permitted
            -------
hereunder shall be in writing, shall be personally delivered (including by means of professional messenger service), or telefaxed with subsequently mailed confirmation or sent by certified mail, postage prepaid, return receipt requested, or overnight delivery service, shall be deemed received upon the date of receipt thereof, and shall be delivered to the parties at the following addresses:

            To Seller:          DPD MANUFACTURING, INC.
                                5611 N. Peck Road
                                Arcadia, California 91006
                                Attn: Larry M. Daines or
                                      Bruce DeBever
                                Telefax No.: (818) 444-4536

            With a copy to:     Argue Pearson Harbison & Myers
                                801 South Flower Street
                                Los Angeles, California 90017
                                Attn: Don M. Pearson or
                                      Todd Daniel Beld
                                Telefax No.: (213) 622-7575

            To Buyer:           FALCON PRODUCTS, INC.
                                9387 Dielman Industrial Drive
                                St. Louis, Missouri 63132
                                Attn: Stephen L. Clanton
                                Telefax No.: (314) 991-9295

            With a copy to:     Gallop, Johnson & Neuman, L.C.
                                101 South Hanley Road, Suite 1600
                                St. Louis, Missouri 63105
                                Attn: Douglas J. Bates
                                Telefax No.: (314) 862-1219

Notice of change of address shall be given by written notice in the manner detailed in this Section 17.

        18. No Broker. Each party represents and warrants that it has dealt
            ---------
with no broker or finder in connection with any

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transaction contemplated by this agreement, and, as far as it knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions.

        19. Required Actions of Buyer and Seller. Buyer and Seller agree to
            ------------------------------------
execute all such instruments and documents and to take all reasonably necessary actions pursuant to the provisions hereof in order to consummate the purchase and sale herein contemplated and shall use their commercially reasonable efforts to accomplish the Closing in accordance with the provisions hereof.

        20. Entry and Approvals by Buyer.
            ----------------------------

            (a) Entry. Prior to the Closing Date, Buyer and Buyer's
                -----
representatives, agents and designees shall have the right, upon twenty-four
(24) hours' prior notice to Seller and during reasonable business hours, to enter upon the Real Property, at Buyer's own cost, in connection with its proposed purchase, development or operation of the Assets, including, without limitations, the right to examine all books, records and files of Seller relating to the Business and the right to make such inspections, investigations and tests (including all mechanical systems) as Buyer may elect to make or obtain. Seller agrees to make all such books, records and files available to Buyer and Buyer's attorneys, accountants and other representatives at any time on or prior to the Closing Date during reasonable business hours upon twenty four (24) hours' prior notice from Buyer. Buyer hereby indemnifies Seller and holds it forever harmless from any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses (including, without limitation, actual attorneys' fees) arising out of such entry. The preceding sentence shall survive any termination of this Agreement and the Closing.

            (b) Approvals. As a material inducement to the execution and
                ---------
delivery of this Agreement by Seller and the performance by Seller of its duties and obligations hereunder, Buyer does hereby acknowledge, represent, warrant and agree that, as of the Closing, except as otherwise expressly provided herein (i) Buyer is purchasing the Assets in an "AS IS" condition with respect to any facts, circumstances, conditions and defects of all kinds, including without limitation, with respect to the existence of any hazardous or toxic substances as defined under local, state or federal law; (ii) Seller has no obligation to repair or correct any such facts, circumstances, conditions or defects or compensate Buyer for same; (iii) based upon all physical inspections, examinations and tests of the Real Property as Buyer deems necessary or appropriate under the circumstances, Buyer is and will be relying strictly and solely upon such inspections and examinations and the advice and counsel of its own agents and officers and the Buyer is and will be fully satisfied that the purchase price and consideration is fair and adequate consideration for the Assets; (iv) Seller is not making and has not made any

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warranty or representation with respect to the physical condition of all or any part of the Assets as an inducement to the Buyer to purchase the Assets or for any other purpose, except as otherwise expressly stated herein; and (v) by reason of all of the foregoing, Buyer shall assume the full risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the physical condition of the Assets which is capable of being observed or ascertained, except as otherwise expressly stated herein. EXCEPT AS OTHERWISE PROVIDED OR LIMITED BY THE TERMS OF THIS AGREEMENT, BUYER ACKNOWLEDGES AND AGREES THAT THIS SALE AND ASSIGNMENT IS MADE "AS IS" AND "WHERE IS," WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OF SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY CALIFORNIA CODES OR OTHERWISE.

        21. Reserved.
            --------

        22. Assignment. Buyer shall not assign, transfer or convey its rights
            ----------
and obligations under this Agreement or in the Assets without the prior written consent of Seller, which consent may be withheld at Seller's sole discretion. Notwithstanding the foregoing, Buyer shall have a one (1) time right to assign its rights and obligations under this Agreement without consent of Seller to any person or entity controlling, controlled by or under common control with Buyer. Any permitted assignee shall succeed to all the rights and remedies hereunder. Notwithstanding the foregoing, no such assignment shall relieve the assigning party from its liability under this Agreement.

        23. Miscellaneous.
            -------------

            (a) Indemnities. Seller shall indemnify Buyer against and hold
                -----------
Buyer harmless from, all losses, damages, costs and expenses (including, without limitation, reasonable legal fees and disbursements) that are not attributable to the Buyer or specifically assumed by Buyer hereunder and which are incurred as a result of the liabilities which arise or result from acts, occurrences or matters that took place prior to the Closing. Buyer shall indemnify Seller against and hold Seller harmless from, all losses, damages, costs and expenses (including, without limitation, reasonable legal fees and disbursements) that are not attributable to Seller and which are incurred as a result of the liabilities which arise or result from acts, occurrences or matters arising in connection with the Business and that take place after the Closing.
            (b) Partial Invalidity. If any term or provision of this Agreement
                ------------------
or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which

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it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the greatest extent permitted by law.

            (c) Waivers. No waiver of any breach of any covenant or provision
                -------
herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

            (d) Successors and Assigns. This Agreement shall be binding upon
                ----------------------
and shall inure to the benefit of the successors and permitted assigns of the parties hereto.

            (e) Professional Fees. In the event of the bringing of any action
                -----------------
or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements or provisions on the part of the other party arising out of this Agreement, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees at trial and post-judgment including appeals, accounting and engineering fees and any other professional fees resulting therefrom.

            (f) Entire Agreement. This Agreement (including all Exhibits
                ----------------
attached hereto) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.

            (g) Time of Essence. Seller and Buyer acknowledge and agree that
                ---------------
time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform.

            (h) Construction. Headings at the beginning of each paragraph and
                ------------
subparagraph are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it has been prepared by

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one of the parties, but rather as if both parties had prepared the same.
Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Agreement. In the event the date on which Buyer or Seller is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

            (i) Survival. Unless otherwise expressly provided herein, all
                --------
representations, warranties and covenants (to the extent such covenants are not fully performed or rendered moot by the Closing) shall survive the Closing.

            (j) Exhibits. The Exhibits to this Agreement are an integral part
                --------
of this Agreement and are incorporated herein by reference. If any of the Exhibits hereto are not attached at the time of execution hereof, the preparation and attachment of such Exhibits in form mutually satisfactory to the parties shall be an additional condition to the Closing. The parties agree to negotiate the terms and definitive language of such Exhibits in good faith, and to use their respective best efforts in connection therewith.

            (l) Counterparts. This Agreement may be executed in an original
                ------------
and any number of counterparts, each of which shall be deemed to be an original of one and the same instrument.

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            (m) Governing Law. This Agreement shall be construed according to
                -------------
and governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year hereinbefore written.

                                         DPD MANUFACTURING, INC.



                                         By: /s/ Larry M. Daines
                                             ---------------------------------
                                             Larry M. Daines, President



                                         FALCON PRODUCTS, INC.



                                         By: /s/ Stephen L. Clanton
                                             ---------------------------------
                                             Stephen L. Clanton,
                                             Executive Vice President
                                             and Chief Financial Officer

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